BBH MONEY MARKET FUND
Regular Shares (Ticker BBMXX)
Institutional Shares (Ticker BBSXX)

SUPPLEMENT DATED APRIL 6, 2011
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED OCTOBER 28, 2010
AS REVISED ON FEBRUARY 1, 2011

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information (“SAI”). Defined terms not otherwise defined in this supplement have the same meaning as set forth in the SAI.

The first paragraph of “Management” and Mr. Shield’s entry in the Management Information Table, both on page 8 of the SAI, are deleted in their entirety and replaced with the following:

Information pertaining to the Trustees and executive officers of the Trust is set forth below.  None of the Trustees, except Ms. Livingston, are “interested persons” of the Trust as defined in the 1940 Act (an “Interested Trustee”).  Ms. Livingston is an Interested Trustee.  The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Date	Position(s) Held with the Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee^	Other Directorships held by Trustee

Interested Trustee
Susan C. Livingston+ Birth Date: February 18, 1957	Trustee	Since 2011	Joined BBH&Co. in 1985; Partner of the Firm since 1998; Senior Client Advocate since 2010.	4	None
Independent Trustees
Joseph V. Shields Jr. Birth Date: March 17, 1938	Chairman of the Board and Trustee	Since 2007 1990-2007 with Predecessor Trust	Managing Director and Chairman of Wellington Shields & Co. LLC (member of New York Stock Exchange (“NYSE”)).	4	Chairman of Capital Management Associates, Inc. (registered investment adviser); Director of Flowers Foods, Inc. (NYSE listed company).

The first footnote to the Management Information Table, located on the bottom of page 11 of the SAI, is deleted in its entirety and replaced with the following:

#
All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust's By-laws).Except for Ms. Livingston and Mr. Frazier, the Trustees previously served on the Board of Trustees of the Predecessor Trust.

+	Ms. Livingston is an Interested Trustee because of her positions as Partner and Senior Client Advocate at BBH&Co.

The “Board Leadership Structure” section within “Board of Trustees” on page 12 of the SAI is deleted in its entirety and replaced with the following:

The Board is comprised of one Interested Trustee and six Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”).  The Board has appointed Mr. Joseph V. Shields Jr., to serve as Chairman of the Board. There are two primary committees of the Board: the Audit Committee and the Valuation Committee. The Committee chairs each preside at Committee meetings, participates in formulating agendas for those meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of each Committee. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Board made this determination in consideration of, among other things, legal requirements under applicable law, including the 1940 Act, the fact that the Board is comprised of a majority (85.7%) of Independent Trustees, the number of funds (and classes) overseen by the Board, and the total number of Trustees on the Board.

The first paragraph of “Individual Trustee Qualifications” within “Board of Trustees” on page 13 of the SAI is deleted in its entirety and replaced with the following:

Individual Trustee Qualifications
The Board has concluded that each of the Trustees should initially and continue to serve on the Board because of: (i) each Trustee’s ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders and (ii) the Trustee’s experience, qualifications, attributes or skills as described below.

The Board has concluded that Ms. Livingston should serve as a trustee of the Fund because of the business and financial experience she has gained as a partner of BBH&Co.

The first sentence of “Trustee Committees” within “Board of Trustees” on page 14 of the SAI is deleted in its entirety and replaced with the following:

The Trustees (except Ms. Livingston and Mr. Shields) serve on an Audit Committee that selects the independent registered public accountant for the Fund and review the Fund’s financial reporting processes, compliance policies, procedures and the Trust’s overall system of internal controls.

The first paragraph of “Compensation” on page 15 of the SAI is deleted in its entirety and replaced with the following:

Effective January 1, 2011, each Independent Trustee receives a base annual fee of $55,000 and such base annual fee is allocated among all series of the Trust in equal amounts. Prior to January 1, 2011, each Independent Trustee received a base annual fee of $50,000.  The Chairman of the Board (Mr. Shields) and the Chairman of the Audit Committee (Mr. Miltenberger) receive an additional fee of $12,500 and $10,000 per year, respectively. In addition, each Independent Trustee receives an additional fee of $2,500 for attending each special Board meeting (meetings of the Board other than the regularly scheduled quarterly Board meetings).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.